File No. 333-126384

                                                Filed Pursuant to Rule 497(e)
                                                under the Securities Act of 1933


                                                                    May 27, 2011


                         PIONEER TREASURY RESERVES FUND

                               SUPPLEMENT TO THE
         PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED DECEMBER 1, 2010


The trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about July 22, 2011 (the "Liquidation Date"). Effective July 1, 2011, the fund will not accept purchase requests to establish new accounts in the fund. The fund will accept purchase requests for existing accounts until the close of business on the day prior to the Liquidation Date.

As the Liquidation Date approaches, the fund's adviser is expected to increase the portion of the fund's assets held in cash and similar investments and reduce maturities of non-cash investments, in seeking to maintain adequate liquidity and a stable net asset value of $1.00 per share until the Liquidation Date. This may adversely affect the fund's yield.

Shareholders can redeem their shares of the fund at any time prior to liquidation. Any shares of the fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the fund has paid or provided for all of its charges, taxes, expenses and liabilities. Liquidation proceeds will be paid in cash to each shareholder of record.

The liquidation of the fund may result in income tax liabilities for the fund's shareholders. The automatic redemption of the fund's shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes; however, you will not have any gain or loss on the redemption to the extent the fund maintains a net asset value of $1.00 per share.

If you hold fund shares through an individual retirement account and receive a check representing your investment in the fund, it will be treated as a distribution from your individual retirement account. You may be eligible to roll over your distribution, within 60 days after you receive it, into another individual retirement account. However, rollovers are subject to certain limitations, including as to frequency. You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.



                                                                   24869-00-0511
                                            2011 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds